UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2011

IRIS INTERNATIONAL, INC.
 (Exact name of registrant as specified in its charter)

Delaware	1-11181	94-2579751
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9158 Eton Avenue Chatsworth, CA	91311
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 709-1244

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 30, 2011, IRIS International, Inc. (the “Company”) entered into amendments to the existing employment agreements with each of César M. García, Chief Executive Officer of the Company and each of Amin Khalifa, Jon Yi, Tom Warekois, Robert Mello, Thomas Adams, Vance Randal White and Philip Ginsburg, each an executive officer of the Company, designed to voluntarily correct plan document failures and to avoid the penalties of Section 409A of the Internal Revenue Code of 1986, as amended. The amendments to the severance protection agreements require that the employee’s release of claims, which is required in order to receive severance, be returned within 30 days of a termination of employment and that severance payments will commence on the date such release is effective. The amendments to the employment agreements were approved by the Compensation Committee of the Board of Directors.

The foregoing description of the amendments to the employment agreements is qualified in its entirety by the actual terms of such amendments, the forms of which are attached hereto as Exhibits 10.1 through 10.8 and incorporated herein by reference.

Item 9.01 — Financial Statements and Exhibits
(d) Exhibits.
The following exhibits are filed herewith:

Exhibit
Number	Description
10.1†	Fourth Amendment to Key Employee Agreement for César M. Garcia effective March 30, 2011 between IRIS International, Inc. and César M. Garcia.
10.2†	First Amendment to Key Employee Agreement for Amin Khalifa effective March 30, 2011 between IRIS International, Inc. and Amin Khalifa.
10.3†	Second Amendment to Key Employee Agreement for John Yi effective March 30, 2011 between IRIS International, Inc. and John Yi.
10.4†	Second Amendment to Key Employee Agreement for Tom Warekois effective March 30, 2011 between IRIS International, Inc. and Tom Warekois.
10.5†	Second Amendment to Key Employee Agreement for Robert Mello effective March 30, 2011 between IRIS International, Inc. and Robert Mello.
10.6†	First Amendment to Key Employee Agreement for Thomas H. Adams, Ph.D effective March 30, 2011 between IRIS International, Inc. and Thomas H. Adams, Ph.D.
10.7†	Amendment to Key Employee Agreement for Vance Randal White effective March 30, 2011 between IRIS International, Inc. and Vance Randal White.
10.8†	Amendment to Key Employee Agreement for Philip Ginsburg effective March 30, 2011 between IRIS International, Inc. and Philip Ginsburg.

†	A management contract or compensatory plan or arrangement.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIS INTERNATIONAL, INC.
Date: April 5, 2011	By:	/s/ César M. García
César M. García
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description
10.1†	Fourth Amendment to Key Employee Agreement for César M. Garcia effective March 30, 2011 between IRIS International, Inc. and César M. Garcia.
10.2†	First Amendment to Key Employee Agreement for Amin Khalifa effective March 30, 2011 between IRIS International, Inc. and Amin Khalifa.
10.3†	Second Amendment to Key Employee Agreement for John Yi effective March 30, 2011 between IRIS International, Inc. and John Yi.
10.4†	Second Amendment to Key Employee Agreement for Tom Warekois effective March 30, 2011 between IRIS International, Inc. and Tom Warekois.
10.5†	Second Amendment to Key Employee Agreement for Robert Mello effective March 30, 2011 between IRIS International, Inc. and Robert Mello.
10.6†	First Amendment to Key Employee Agreement for Thomas H. Adams, Ph.D effective March 30, 2011 between IRIS International, Inc. and Thomas H. Adams, Ph.D.
10.7†	Amendment to Key Employee Agreement for Vance Randal White effective March 30, 2011 between IRIS International, Inc. and Vance Randal White.
10.8†	Amendment to Key Employee Agreement for Philip Ginsburg effective March 30, 2011 between IRIS International, Inc. and Philip Ginsburg.

†	A management contract or compensatory plan or arrangement.

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